THE MANAGERS FUNDS


                            Income Equity Fund
                         Capital Appreciation Fund
                            Small Company Fund
                            Special Equity Fund
                         International Equity Fund
                       Emerging Markets Equity Fund
                     Short and Intermediate Bond Fund
                                 Bond Fund
                             Global Bond Fund
                  _______________________________________

                                PROSPECTUS

                             DATED MAY 1, 2000

                We pick the talent.  You reap the results.


    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

RISK/RETURN SUMMARY
Key Information                                                 3
Performance Summary                                             8
Fees and Expenses                                              13

SUMMARY OF THE FUNDS
The Managers Funds                                             16
Income Equity Fund                                             17
Capital Appreciation                                           19
Small Company Fund                                             21
Special Equity Fund                                            23
International Equity Fund                                      25
Emerging Markets Equity Fund                                   27
Short and Intermediate Bond Fund                               29
Bond Fund                                                      30
Global Bond Fund                                               32
Money Market Fund                                              34


MANAGERSCHOICE
The ManagersChoice Program                                     35

ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices                      36
A Few Words About Risk                                         38

ABOUT YOUR INVESTMENT
Financial Highlights                                           40
Your Account                                                   46
How To Purchase Shares                                         47
How To Redeem Shares                                           48
Investor Services                                              50
The Funds and Their Policies                                   51
Accounts Statements                                            51
Dividends and Distributions                                    51
Tax Information                                                52

FOR MORE INFORMATION
For More Information                                  Back Cover

Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION
This Prospectus contains important information for anyone interested in investing in Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Short and Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and/or Managers Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

Fund                      Goal                Principal Strategies              Principal Risk Factors
Income Equity Fund    High current income   Invests principally in income-      Economic Risk
                      from income-producing producing equity                    Market Risk
                      equity securities     securities of medium and large      Sector (Industry) Risk
                                            U.S. companies

                                            Seeks undervalued investments

Capital Appreciation  Long-term capital     Invests principally in equity       Economic Risk
  Fund                appreciation from     securities of medium                Market Risk
                      equity securities;    and large U.S. companies
                      income is the                                             Price Risk
                      secondary objective                                       Sector (Industry) Risk
                                            Seeks investments in companies
                                            with the potential for long-term
                                            growth as well as companies
                                            expected to exhibit rapid growth
                                            over shorter periods

Small Company Fund  Long-term capital       Invests principally in the equity   Liquidity Risk
                    appreciation from       securities of small companies       Market Risk
                    equity securities of                                        Price Risk
                    small companies         Seeks investments with the potential Small-Capitalization
                                   for  capital
                                            appreciation as a result of         Stock Risk
                                            earnings growth and/or improvements
                                            in equity valuation

Special Equity Fund Long-term capital       Invests principally in equity securities Liquidity Risk
                    appreciation from equity of small to medium companies            Market Risk
                    securities of small- and                                         Price Risk
                    medium-capitalization   Seeks investments with the potential     Small-Capitalization
                    companies               for capital appreciation as a result of      Stock Risk
                                            earnings growth and/or improvements
                                            in equity valuation

International Equity Long-term capital      Invests principally in equity securities Currency Risk
                     appreciation from foreign of medium and large non-U.S.          Economic Risk
                     equity securities; income is  companies                         Liquidity Risk
                     the secondary objective                                         Market Risk
                                             Seeks to achieve returns from capital   Political Risk
                                             appreciation due to price multiple
                                             expansion and earnings growth

Emerging Markets    Long-term capital        Invests principally in equity securities Currency Risk
  Equity Fund       appreciation from emerging of companies in emerging market        Economic Risk
                    market equity securities   and developing countries               Liquidity Risk

                                                                                      Market Risk
                                             Seeks to achieve returns from capital    Political Risk
                                             appreciation due to
                                             price multiple
                                             expansion and  earnings growth

Short and Intermediate High current income by Invests principally in investment      Credit Risk
Bond Fund              investing in a portfolio of   grade debt securities with shortEconomic Risk
                       fixed-income securities with  and intermediate maturities     Interest Rate Risk
                       an average maturity of    between one to five years

                                               Seeks to achieve incremental return
                                               through analysis of relative credit
                                               and valuation of debt securities

Bond Fund          High current income by     Invests principally in investment        Credit Risk
                   investing primarily in fixed- grade debt securities of any maturity   Economic Risk
                   income securities                                                    Interest Rate Risk
                                               Seeks to achieve incremental return      Liquidity Risk
                                               through analysis of relative credit
                                               and valuation of debt securities

Global Bond Fund    High total return, both  Invests principally in high quality      Currency Risk
                    through income and
                    capital                  debt securities of government,           Economic Risk
                    appreciation, by investing    corporate and supranational        Interest Rate Risk
                    primarily in domestic and     organizations                      Non-Diversified Fund
                    foreign fixed-income                                             Risk
                    securities               Seeks to achieve incremental return    Political Risk
                                             through credit analysis and
                                             anticipation of changes in interest
                                             rates within and among various countries

Money Market Fund   Maximize current income  Invests in a broad spectrum of           Credit Risk
                    and maintain a high
                    level of                 money market securities, such            Inflation Risk
                    liquidity                as U.S. Government securities,           Interest Rate Risk
                                             commercial paper and corporate
                                            debt

                                            Invests all of its assets in a master
                                            portfolio
Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read and understand the risk factors that apply to the Fund in which you are investing. An investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.  Although the Money Market
Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following is a discussion of the principal risk factors of investing in the Funds.

Credit Risk    The  likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as
               default  risk.   Default risk for most  debt  securities  is
               constantly   monitored  by  several  nationally   recognized
               statistical  rating  agencies  such  as  Moody's   Investors
               Services, Inc. and Standard & Poor's Corporation.   Even  if
               the   likelihood  of  default  is  remote,  changes  in  the
               perception of an institution's financial health will  affect the  valuation  of its debt securities.  This  extension  of default risk is typically known as credit risk.

Currency Risk  The  value  of  foreign  securities in  an  investor's  home currency  depends both upon the price of the securities  and the  exchange rate of the currency.  Thus, the value  of  an investment in a foreign security will drop if the price  for the  foreign currency drops in relation to the U.S.  dollar.
               Adverse  currency fluctuations are an added risk to  foreign
               investments.    Currency  risk  can   be   reduced   through
               diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk       The prevailing economic environment is important to the
               health of all businesses.  However, some companies are  more sensitive  to changes in the domestic and/or global  economy than others.  These types of companies are often referred to as  cyclical businesses.  Countries in which a large portion of  businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Inflation Risk Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Interest Rate Risk  Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Conversely, prices will rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the duration, the higher the interest rate risk.


Duration is the weighted average time (typically quoted in years) to the
receipt of cash flows (principal   + interest) for a bond or portfolio.  It
is used to evaluate such bond or portfolio's interest rate sensitivity.

Liquidity Risk This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack of buyers for the security.
               This risk applies to all assets. However, it is higher for thinly traded longer term debt instruments than it typically is for large-capitalization domestic stocks. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often a few months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk    Market risk is also called systematic risk.  It typically
               refers to the basic variability that stocks exhibit as a
               result of stock market fluctuations.  Despite the unique
               influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.  The consequences of market risk are
               that if the stock market drops in value, the value of each
               Fund's portfolio of investments is also likely to decrease in value.  The decrease in the value of a Fund's
               investments, in percentage terms, may be more or less than the decrease in the value of the market.

                    Since foreign securities trade on different markets,
               which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets.
               Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Non-Diversified Fund
Risk A Fund which is "non-diversified" can invest more of its assets in a single issuer than that of a diversified fund.
               To the extent that the Global Bond Fund may invest significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk     As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities.
               Higher prices therefore reflect higher expectations.

               If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Growth investors are typically willing to take more price risk in order to own companies which are performing well and are expected to continue to perform well. Value investors prefer to take less price risk by avoiding situations where current expectations, and thus prices, are high.


Sector
(Industry) Risk      Companies  that  are  in  similar  businesses  may  be
               similarly affected by particular economic or market  events, which  may,  in certain circumstances, cause  the  value  of securities  in all companies in that sector or  industry  to
               decrease.   To  the  extent a Fund has substantial  holdings
               within a particular sector or industry, the risks associated
               with  that  sector  or  industry increase.   Diversification
               among groups may reduce sector (industry) risk but may  also dilute potential returns.

Small-Capitalization
Stock Risk     Small-capitalization  companies  often  have  greater  price volatility,  lower  trading volume and less  liquidity  than larger, more established companies.  These companies tend to
               have   smaller  revenues,  narrower  product   lines,   less
               management  depth and experience, smaller  shares  of  their product  or  service markets, fewer financial resources  and less  competitive strength than larger companies.  For these and  other  reasons,  a  Fund  with  investments  in  small-
               capitalization companies carries more risk than a Fund  with investments in large-capitalization companies.


PERFORMANCE SUMMARY
The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each of the Funds has varied over the past ten years (or since the Fund's
inception).   Each chart assumes that all dividend and capital gain
distributions have been reinvested.  Past performance does not guarantee future results.  Because the Small Company Fund had not commenced operations as of the date of this Prospectus, there is no "Performance
Summary" for the Fund.

              Annual Total Returns - Last Ten Calendar Years
                        Managers Income Equity Fund

1990    -13.0%
1991     29.7%
1992      9.9%
1993     12.5%
1994      1.0%
1995     34.4%
1996     17.1%
1997     27.1%
1998     11.8%
1999      4.2%

                    Best Quarter:  14.4% (4th Q. 1998)
                   Worst Quarter:  -16.5% (3rd Q. 1990)

              Annual Total Returns - Last Ten Calendar Years
                    Managers Capital Appreciation Fund
1990     -1.9%
1991     32.9%
1992     10.6%
1993     16.7%
1994     -1.5%
1995     33.4%
1996     13.7%
1997     12.6%
1998     57.4%
1999    103.0%

                    Best Quarter:  58.4% (4th Q. 1999)
                   Worst Quarter:  -14.2% (3rd Q. 1990)

                                        5

              Annual Total Returns - Last Ten Calendar Years
                       Managers Special Equity Fund

1990    -15.8%
1991     49.8%
1992     16.1%
1993     17.4%
1994     -2.0%
1995     33.9%
1996     24.8%
1997     24.5%
1998      0.2%
1999     54.1%

                    Best Quarter:  35.9% (4th Q. 1999)
                   Worst Quarter:  -21.0% (3rd Q. 1998)


              Annual Total Returns - Last Ten Calendar Years
                    Managers International Equity Fund
1990     -9.8%
1991     18.2%
1992      4.3%
1993     38.2%
1994      2.0%
1995     16.2%
1996     12.8%
1997     10.8%
1998     14.5%
1999     25.3%


                    Best Quarter:  13.9% (4th Q. 1998)
                   Worst Quarter:  -16.2% (3rd Q. 1990)

          Annual Total Returns - Since Inception February 9, 1998
                   Managers Emerging Markets Equity Fund
1998    -22.6%
1999     89.9%

                    Best Quarter:  43.7% (4th Q. 1999)
                   Worst Quarter:  -20.6% (3rd Q. 1998)


              Annual Total Returns - Last Ten Calendar Years
                 Managers Short and Intermediate Bond Fund
1990      7.2%
1991     12.8%
1992     11.6%
1993      8.4%
1994     -8.4%
1995     15.6%
1996      4.2%
1997      5.9%
1998      5.4%
1999      2.2%

                     Best Quarter:  4.9% (2nd Q. 1995)
                    Worst Quarter:  -4.8% (2nd Q. 1994)

               Annual Total Returns - Last Ten Calendar Years
                            Managers Bond Fund
1990      7.5%
1991     19.1%
1992      7.9%
1993     11.6%
1994     -7.3%
1995     30.9%
1996      5.0%
1997     10.4%
1998      3.3%
1999      3.6%

                     Best Quarter:  9.7% (2nd Q. 1995)
                    Worst Quarter:  -3.6% (2nd Q. 1994)


           Annual Total Returns - Since Inception March 25, 1995
                         Managers Global Bond Fund
1995     19.1%
1996      4.4%
1997      0.2%
1998     19.3%
1999    -10.0%

                    Best Quarter:  12.5% (1st Q. 1995)
                    Worst Quarter:  -5.5% (3rd Q. 1999)

              Annual Total Returns - Last Ten Calendar Years
                        Managers Money Market Fund
1990      7.7%
1991      5.3%
1992      3.1%
1993      2.5%
1994      3.2%
1995      5.4%
1996      5.5%
1997      5.4%
1998      5.2%
1999      4.9%

                    Best Quarter:  1.90% (1st Q. 1990)
                    Worst Quarter:  0.05% (4th Q. 1993)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable Index. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.

Because the Small Company Fund had not commenced operations as of the date of this Prospectus, there are no "Average Annual Total Returns" presented for the Fund.


                       Average Annual Total Returns
                     (as a percentage) as of 12/31/99

                                                       Since
                         1 Year   5 Years   10 Years  Inception

       Income Equity Fund   4.15%  18.41%    12.61%    14.45% (10/84)
            S&P 500 Index  21.04%  28.56%    18.21%    18.05%

     Capital Appreciation Fund103.02%40.43%  24.65%    21.98% (6/84)
            S&P 500 Index  21.04%  28.56%    18.21%    19.11%

      Special Equity Fund  54.11%  26.28%      18.39%  18.02% (6/84)
       Russell 2000 Index  21.26%  16.69%      13.40%  12.22%

     International Equity Fund25.28%15.83%   12.57%    14.81% (12/85)
     MSCI EAFE Index (a)   26.96%  12.83%    7.01%     12.47%

     Emerging Markets Equity Fund (b) 89.93% N/A N/A 22.64% (2/98) MSCI Emerging Markets
      Free Index (c)       66.41%   2.00%    11.04% 4.63%

     Short and Intermediate Bond Fund2.21%   6.53%     6.28%       7.79% (6/84)
     Merrill Lynch 1-5 Yr.
     Govt/Corp Index        2.19%   6.86%    7.00%       N/A

     Bond Fund              3.66%  10.19%    8.79        10.28% (6/84)
     Lehman Bros. Govt/Corp Index  -2.15%    7.61%     7.65%       9.73%

     Global Bond Fund (d)  -9.97%   5.97%    N/A        4.90% (3/94)
     Salomon World Govt Bond Index -4.27%    6.42%     8.03%       5.16%

     Money Market Fund      4.89%   5.28%    4.81%       5.82% (6/84)
     3-Month Treasury Bill          4.81%    5.35%     5.28%       6.21%

(a)  Net dividends are reinvested.
(b)  The Fund commenced operations on February 9, 1998.
(c)  Gross dividends are reinvested.
(d) The Fund commenced operations on March 25, 1995.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

For more information on the current yields of the Money Market Fund, please call (800) 835-3879.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

        Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases
             (as a percentage of the offering price)                    None (0%)
     Maximum Deferred Sales Charge (Load)                               None (0%)
     Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and Other Distributions                                  None (0%)
     Redemption Fee                                                     None (0%)
     Exchange Fee                                                       None (0%)
     Maximum Account Fee                                                None (0%)



                          Annual Fund Operating Expenses
               (expenses that are deducted from Fund assets)

                                 Management     Distribution       Other   Total Annual Fund
                                   Fee        (12b-1) Fees       Expenses   Operating Expenses

Income Equity Fund                0.750%          0.00%            0.60%       1.35%
Capital Appreciation Fund         0.800%          0.00%            0.50%       1.30%  (a)
Small Company Fund                0.900%          0.00%            0.40% (b)   1.30%  (c)
Special Equity Fund               0.900%          0.00%            0.41%       1.31%
International Equity Fund         0.900%          0.00%            0.51%       1.41%  (a)
Emerging Markets Equity Fund      1.150%     (d)  0.00%            1.37%       2.52%  (e)
Short and Intermediate Bond
Fund                              0.500%          0.00%            0.79%       1.29%
Bond Fund                         0.625%          0.00%            0.64%       1.26% (a)
Global Bond Fund                  0.700%          0.00%            0.84%       1.54%
Money Market Fund                 0.120%          0.00%            0.41% (f)   0.53%

(a) The Funds have entered into arrangements with one or more third-party broker/dealers who may have paid a portion of the Fund's custodian expenses. In addition, the Funds have received credits against their custodian expenses for uninvested overnight cash balances. Including these expense reductions, the "Total Annual Fund Operating Expenses" for the Funds for the fiscal year ended December 31, 1999 was 1.26%, 1.40% and 1.25% for the Capital Appreciation Fund, the International Equity Fund and the Bond Fund, respectively.

(b) Because the Fund had not commenced operations as of the date of this Prospectus, the "Other Expenses" of the Fund are based on annualized projected expenses and average net assets for the fiscal year ending December 31, 2000.

(c) The Managers Funds LLC has contractually agreed, through at least December 31, 2000, to limit "Total Annual Fund Operating Expenses" to 1.30% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

(d) The "Management Fee" currently being charged is 0.75%, which reflects a voluntary waiver of 0.40% by The Managers Funds LLC. The waiver is expected to continue throughout fiscal 2000, but may be modified or terminated at the sole discretion of The Managers Funds LLC.

(e) The actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 1999 was actually 1.85%. After giving effect to the waivers currently in effect, this ratio would have been 2.10%.

(f) The Fund's "Other Expenses" reflect a modification in the contractual Administration Fee received by The Managers Funds LLC. The above expenses have been restated as if the fee had been in effect throughout fiscal 1999.

Example*

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

                                    1 Year      3 Years    5 Years   10 Years

Income Equity Fund                    $137       $428     $   739    $1,624
Capital Appreciation Fund (a)         $132       $412     $   713    $1,568
Small Company Fund                    $132       $412     $   713    $1,568
Special Equity Fund                   $133       $415     $   718    $1,579
International Equity Fund (b)         $144       $446     $   771    $1,691
Emerging Markets Equity Fund (c)      $255       $785     $ 1,340    $2,856
Short and Intermediate Bond Fund      $131       $409     $   708    $1,556
Bond Fund (d)                         $128       $400     $   692    $1,523
Global Bond Fund                      $157       $486     $   839    $1,834
Money Market Fund (e)                 $ 54       $170     $   296     $  665


(a) Your costs for the Capital Appreciation Fund, including all expense reductions currently in effect, would be $128, $400, $692 and $1,523, for 1 Year, 3 Years, 5 Years and 10 Years, respectively.

(b) Your costs for the International Equity Fund, including all expense reductions currently in effect, would be $143, $443, $766 and $1,680, for 1 Year, 3 Years, 5 Years and 10 Years, respectively.

(c) Your costs for the Emerging Markets Equity Fund, including all temporary fee waivers and expense reductions currently in effect, would be $213, $658, $1,129 and $2,431, for 1 Year, 3 Years, 5 Years and 10 Years,
  respectively.

(d) Your costs for the Bond Fund, including all expense reductions currently in effect, would be $127, $397, $686 and $1,511, for 1 Year, 3 Years, 5 Years and 10 Years, respectively.

(e) The Example reflects a modification in the contractual Administration Fee received by The Managers Funds LLC. The above expenses have been restated as if such fee had been in effect throughout fiscal 1999. The Example shows the expenses for both the Fund and its share of the expenses of the master portfolio in which it invests, The Prime Money Market Portfolio, for the fiscal year ended November 30, 1999.

  *The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., serves as the investment manager to the Funds (with the exception of the Money Market Fund) and is responsible for the Funds' overall administration and distribution. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without the need for shareholder approval.

The Managers Funds LLC serves as administrator and distributor of the shares of the Money Market Fund. The Fund invests all of its assets in The Prime Money Market Portfolio (the "Portfolio"). The investment manager of the Portfolio is J.P. Morgan Investment Management Inc. ("JPMIM"), formerly Morgan Guaranty Trust Company of New York. JPMIM, subject to the supervision of the Trustees of the Portfolio, makes the Portfolio's day-to-day investment decisions, arranges for the execution of the Portfolio transactions and generally manages the Portfolio's investments. The Fund has invested in this Portfolio through a master/feeder arrangement since December 1, 1995.


More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

INCOME EQUITY FUND


FUND FACTS

Objective:   High current income

Investment Focus:   Income-producing equity securities

Benchmark:   S&P 500 Index

Ticker Symbol: MGIEX


Objective

The Fund's objective is to achieve a high level of current income from a diversified portfolio of income-producing equity securities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities of U.S. companies, such as common and preferred stocks. The Fund generally invests in medium and large companies, that is, companies with capitalizations similar to companies which are represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it identifies securities with attractive valuations that yield more than the S&P 500 Index. The other asset manager emphasizes a value approach whereby it seeks to identify companies whose shares are available for at least 30% less than what it considers to be their intrinsic value. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the securities. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I invest in this Fund?

  This Fund may be suitable if you:

Are seeking income from current dividends

Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

Are willing to accept a moderate risk investment

Have an investment time horizon of five years or more

This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk


Portfolio Management of the Fund

Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Chartwell Investment Partners, L.P. ("Chartwell") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 32 Threadneedle Lane, Stamford, Connecticut, was founded in 1984. As of December 31, 1999, Armstrong Shaw had assets under management of over $750 million. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Chartwell has managed a portion of the Fund since September 1997. Chartwell, located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania, was formed in 1997. As of December 31, 1999, Chartwell had assets under management of approximately $3.5 billion. Harold Ofstie leads a team of portfolio managers for the portion of the Fund managed by Chartwell. Mr. Ofstie has been a Partner at Chartwell since its formation. Prior to that time, he was a Portfolio Manager with Delaware Investment Advisers.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Chartwell.

CAPITAL APPRECIATION FUND


FUND FACTS


Objective:   Long-term capital appreciation; income is the secondary
objective

Investment Focus:   Equity securities of medium to large U.S. companies

Benchmark:   S&P 500 Index

Ticker Symbol: S&P 500 Index


Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. companies, such as common and preferred stocks. The Fund generally invests in medium and large companies, that is, companies with capitalizations similar to companies which are represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong earnings and/or cash flow growth. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit rapid earnings growth in the near term while the other asset manager is typically, though not exclusively, attempting to identify companies with the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns almost exclusively from capital appreciation due to earnings growth. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I invest in this Fund?

  This Fund may be suitable if you:

Are seeking an opportunity for some
     additional returns through medium- to large-capitalization equities in your investment portfolio

Are willing to accept a higher degree of risk for the opportunity for higher potential returns

Have an investment time horizon of five years or more

  This Fund may not be suitable if you:

Are seeking stability of principal

Are investing with a shorter time horizon in mind

Are uncomfortable with stock market risk



Portfolio Management of the Fund

Essex Investment Management Company, LLC ("Essex") and Roxbury Capital Management, LLC ("Roxbury") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 1999, Essex had assets under management of approximately $13.8 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and CIO of Essex, a position he has held since the firm's formation. Mr. Beckham is a Principal Vice President of Essex, a position he has held since 1995.

Roxbury has managed a portion of the Fund since October 1998. Roxbury, located at 100 Wilshire Boulevard, Suite 600, Santa Monica, California, was formed in 1986. As of December 31, 1999, Roxbury had assets under management of approximately $12 billion. Kevin P. Riley is the portfolio manager for the portion of the Fund managed by Roxbury. Mr. Riley is currently a Senior Managing Director, Senior Portfolio Manager and Investment Officer of Roxbury, and has held various other positions with the firm since 1987.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Roxbury.

SMALL COMPANY FUND


FUND FACTS

Objective:   Long-term capital appreciation

Investment Focus:   Equity securities of small companies

Benchmark: Russell 2000 Index

Ticker Symbol: Not Issued


Objective

The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies with the potential for long-term capital appreciation, such as common and preferred stocks. The Fund generally invests in small companies, that is, companies with capitalizations similar to companies which are represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Both asset managers focus exclusively on stocks of small companies whose businesses are expanding. One asset manager seeks to identify companies expected to exhibit rapid earnings growth in the near to medium term while the other asset manger seeks to
invest  in  healthy,  growing  businesses  whose  stocks  are  selling   at
valuations  less than should be expected.  Both asset managers examine  the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I invest in this Fund?

  This Fund may be suitable if you:

   Are seeking an opportunity for additional returns through small company equities in your investment portfolio
   Are willing to accept a higher degree of risk for the opportunity of higher potential returns

   Have an investment time horizon of five years or more

  This Fund may not be suitable if you:

      Are seeking stability of principal

      Are investing with a shorter time horizon in mind

      Are uncomfortable with stock market risk

      Are seeking current income

Portfolio Management of the Fund

HLM Management Co., Inc. ("HLM") and Kalmar Investment Advisers, Inc. ("Kalmar") each manage a portion of the Fund.

HLM has managed a portion of the Fund since its inception in May 2000. HLM, located at 222 Berkeley Street, 21st Floor, Boston, Massachusetts, was founded in 1983. As of December 31, 1999, HLM had assets under management of approximately $955 million. HLM utilizes a team approach to manage its portion of the Fund. The portfolio management team is comprised of Buck Haberkorn, Judy Lawrie, Peter Grua and Ann Hutchins, all Principals of HLM with 17, 17, 8 and 3 years at the firm, respectively.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Greenville, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc. which was founded in
1982. As of December 31, 1999, the two Kalmar organizations had assets under management totaling approximately $800 million in small company stocks. Ford B. Draper, Jr. leads the portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, a position he has held since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to HLM and Kalmar.

The Investment Manager has contractually agreed, through at least December 31, 2000, to waive fees and pay or reimburse the Fund to the extent that the total expenses of the Fund exceed 1.30% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.30% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager, from time to time, may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND


FUND FACTS

Objective:   Long-term capital appreciation

Investment Focus:   Equity securities of small- and medium-
             capitalization U.S. companies

      Benchmark:    Russell 2000 Index

Ticker Symbol: MGSEX


Objective

The Fund's objective is to achieve long-term capital appreciation through a
diversified   portfolio  of  equity  securities  of  small-   and   medium-
capitalization companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. companies, such as common and preferred stocks. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations similar to companies which are represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among four asset managers, each of which act independently of the other and uses its own methodology to select portfolio investments. Two asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and
which  are  thus selling at valuations less than should be  expected.   The
other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All four asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I invest in this Fund?

  This Fund may be suitable if you:

   Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

   Are willing to accept a higher degree of risk for the opportunity of higher potential returns

      Have an investment time horizon of five years or more

  This Fund may not be suitable if you:

      Are seeking stability of principal

      Are investing with a shorter time horizon in mind

      Are uncomfortable with stock market risk

      Are seeking current income

Portfolio Management of the Fund

Goldman Sachs Asset Management ("GSAM"), Kern Capital Management LLC ("Kern"), Pilgrim, Baxter & Associates, Ltd. ("Pilgrim, Baxter") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.
GSAM has managed a portion of the Fund since December 1985. GSAM is located at 2502 Rocky Point Drive, Suite 500, Tampa, Florida. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs & Co. ("Goldman Sachs"). This newly created entity includes GSAM. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of approximately $258.5 billion. Timothy J. Ebright is the Senior portfolio manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice President of Goldman Sachs, a position he has held since 1988.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 1999, Kern had assets under management of approximately $1.6 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of Kern, a position he has held since the firm's formation. Prior to that time, he was Senior Vice President of Freemont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim, Baxter has managed a portion of the Fund since October 1994. Pilgrim, Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 1999, Pilgrim, Baxter had assets under management of approximately $18 billion. Gary L. Pilgrim and Jeffrey A.
Wrona are the portfolio managers for the portion of the Fund managed by Pilgrim, Baxter. Mr. Pilgrim is Director, President and CIO of Pilgrim, Baxter and has been with the firm since its formation. Mr. Wrona is Vice President-Portfolio Manager of Pilgrim, Baxter, a position he has held since 1997. Prior to that, he was a Senior Portfolio Manager with Munder Capital Management for seven years.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 1999, Westport had assets under management of approximately $2.7 billion. Andrew J. Knuth and Edward Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr.
Knuth is the Chairman of Westport and has been with the firm since its formation. Mr. Nicklin has been a Portfolio Manager of the firm since 1997.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to GSAM, Kern, Pilgrim, Baxter and Westport.

INTERNATIONAL EQUITY FUND


FUND FACTS

Objective:   Long-term capital appreciation; income is the
             secondary objective

Investment Focus:   Equity securities of non-U.S. companies

      Benchmark:    MSCI EAFE Index

Ticker Symbol: MGITX


Objective

The Fund's objective is to achieve long-term capital appreciation through a
diversified  portfolio of equity securities of non-U.S. companies.   Income
is the Fund's secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of non-U.S. companies, such as common and preferred stocks. The Fund generally invests in medium and large companies, that is, companies with capitalizations similar to companies which are domiciled in the countries represented in the MSCI EAFE Index.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be intrinsic value. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies which improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


Should I invest in this Fund?

  This Fund may be suitable if you:

   Are seeking an opportunity for additional returns through international equities in your investment portfolio

      Are willing to accept a moderate risk
  investment

      Have an investment time horizon of five years or more

  This Fund may not be suitable if you:

      Are seeking stability of principal

      Are investing with a shorter time horizon in mind

      Are uncomfortable with stock market risk

      Are seeking current income

Portfolio Management of the Fund

Scudder Kemper Investments, Inc. ("Scudder Kemper"), Lazard Asset
Management ("Lazard") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

Scudder Kemper has managed a portion of the Fund since December 1989. Scudder Kemper, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 1999, Scudder Kemper had assets under management in excess of $295 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Scudder Kemper. He is a Managing Director of Scudder Kemper, a position he has held with the firm since 1980.

Lazard has managed a portion of the Fund since January 1995. Lazard, located at 30 Rockefeller Plaza, New York, New York, was first organized in 1848. As of December 31, 1999, Lazard had assets under management of approximately $74 billion. Herbert W. Guillquist and John R. Reinsberg are the portfolio managers of the portion of the Fund managed by Lazard. Mr. Guillquist is a General Member, Vice President and CIO of Lazard. He joined Lazard in 1982. Mr. Reinsberg is a Managing Director of Lazard, a position he has held with the firm since 1992.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 1999, Mastholm had assets under management of approximately $829 million. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of Masthom, a position he has held since 1997. Mr. Jordan is a Director and Portfolio Manager of Mastholm, a position he has held since 1997. Mr. Allen is a Director and Portfolio Manager of Mastholm, a position he has held since 1999.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Scudder Kemper, Lazard and Mastholm.

EMERGING MARKETS EQUITY FUND


FUND FACTS

Objective:   Long-term capital appreciation

Investment Focus:   Equity securities of emerging market or
             developing companies

Benchmark:    MSCI Emerging Market Free Index

Ticker Symbol: MEMEX


Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities, such as common and preferred stocks, of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price or if the political, economic or financial health of the country changes.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I invest in this Fund?

  This Fund may be suitable if you:

  Are willing to accept a higher degree of
  risk and volatility for the        opportunity
  of higher potential returns

  Have an investment time horizon of seven years or more

  This Fund may not be suitable if you:

      Are a conservative investor

      Are investing with a shorter time horizon in mind

      Are seeking stability of principal or current income


Portfolio Management of the Fund

Rexiter Capital Management Limited ("Rexiter") manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 1999, Rexiter had assets under management of approximately $805 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the CIO of Rexiter, a position he has held since the firm's formation. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC is currently waiving 0.40% of this fee, which makes the effective management fee 0.75%. The Managers Funds LLC, in turn pays a portion of this fee to Rexiter.

SHORT AND INTERMEDIATE BOND FUND


FUND FACTS

Objective:   High current income

Investment Focus:   Fixed-income securities with an average portfolio
             maturity from one to five years

Benchmark:   Merrill Lynch 1-5 Yr. Govt/Corp Index

Ticker Symbol: MGSIX


Objective

The  Fund's  objective  is  to  achieve  high  current  income  through   a
diversified portfolio of fixed-income securities with an average portfolio maturity between one to five years.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in investment grade corporate bonds and mortgage-related securities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments, including eurodollar-denominated instruments.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return, and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. By doing this, the asset manager attempts to capitalize on inefficiencies in the corporate and U.S. Government securities markets. As a result, the Fund may, at times, emphasize one type of debt security rather than another.

To the extent consistent with the Fund's investment objective, the asset manager manages this Fund to maintain an average duration similar to that of an appropriate benchmark, currently the Merrill Lynch 1-5 Year Government/Corporate Index. A security is typically sold if the asset manager believes the security is overvalued based on its credit, sector and duration, or in order to rebalance the portfolio relative to sector diversification targets.

Should I invest in this Fund?

This Fund may be suitable if you:

   Are seeking an opportunity for additional returns through fixed-income securities in your investment portfolio

  Are willing to accept a conservative risk investment

  Have an investment time horizon of three years or more

  This Fund may not be suitable if you:

      Are seeking absolute stability of principal

      Are seeking an aggressive investment

Portfolio Management of the Fund

Standish, Ayer & Wood, Inc. ("Standish") manages the entire Fund and has managed the Fund since August 1991.

Standish, located at One Financial Center, Boston, Massachusetts, was founded in 1933. As of December 31, 1999, Standish had assets under management of approximately $44.7 billion. Howard B. Rubin is the portfolio manager for the Fund. He is a Director of Standish, and has been with the firm in various capacities since 1984.

The Fund is obligated by its investment management contract to pay annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Standish.

BOND FUND


FUND FACTS

Objective:          High current income

Investment Focus:   Fixed-income securities

Benchmark:          Lehman Bros. Govt/Corp Index

Ticker Symbol:       MGFIX


Objective

The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in investment grade corporate bonds and mortgage-related and other asset-backed securities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a
similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality.
Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments, including eurodollar-denominated instruments.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. By doing this, the asset manager attempts to capitalize on inefficiencies in the debt securities markets. As a result, the Fund may, at times, emphasize one type of debt security rather than another.

The asset manager does not manage this Fund to maintain any given average annual duration and may invest in securities with remaining maturities of up to 40 years. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest rates than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, sector and duration.


Should I invest in this Fund?

  This Fund may be suitable if you:

   Are seeking an opportunity for additional returns through fixed-income securities in your investment portfolio

      Are willing to accept a moderate risk investment

      Have an investment time horizon of four years or more

  This Fund may not be suitable if you:

      Are seeking stability of principal

      Are investing a conservative risk investment


PORTFOLIO MANAGEMENT OF THE FUND

Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 1999, Loomis, Sayles had assets under management of approximately $67.6 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

GLOBAL BOND FUND

FUND FACTS

Objective:   Income and capital appreciation

Investment Focus:   High-quality foreign and domestic fixed-income
             securities

      Benchmark:    Salomon World Govt. Bond Index

Ticker Symbol: MGGBX


Objective

The Fund's objective is to achieve income and capital appreciation through a portfolio of high quality foreign and domestic fixed-income securities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations, and in investment grade U.S. and foreign corporate bonds. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a
similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency, including eurodollar-denominated instruments. The Fund is "non-diversified," which means that it can invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. In addition, the asset manager will typically utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies. By doing this, the asset manager attempts to capitalize on inefficiencies in the global debt securities and currencies markets.

The asset manager does not manage this Fund to maintain any given average annual duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country and duration.

Should I invest in this Fund?

  This Fund may be suitable if you:

   Are seeking an opportunity for returns
     through global fixed-income securities in your investment portfolio

      Are willing to accept a moderate risk
  investment

      Have an investment time horizon of three years or more

  This Fund may not be suitable if you:

      Are seeking stability of principal

      Are seeking a conservative risk investment

      Are uncomfortable with currency and
  political risk


Portfolio Management of the Fund

Rogge Global Partners, plc. ("Rogge") manages the entire Fund and has managed the Fund since April 1994.

Rogge, located at Sion Hill, 56 Victoria Embankment, London, England, was founded in 1984. As of December 31, 1999, Rogge had assets under management of approximately $6.1 billion. Olaf Rogge is the portfolio manager for the Fund. He is a Managing Director of Rogge, a position he has held since 1984.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rogge.

MONEY MARKET FUND


FUND FACTS

Objective:   Maximize current income; maintain liquidity

Investment Focus:   U.S. dollar-denominated money market securities

Benchmark:    3-Month Treasury bill

Ticker Symbol: MGMXX


Objective

The Fund's objective is to maximize current income and maintain a high level of liquidity.

Principal Investment Strategies

The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in this Fund.

Additionally, money market funds take steps to protect investors against credit risk. Under its investment guidelines, the Fund maintains stricter credit risk standards than required for money market funds under federal law.


MASTER/FEEDER STRUCTURE

As noted earlier, the Fund is a "feeder" fund that invests in a master portfolio. Except where indicated, this Prospectus uses the term "the Fund" or "the Money Market Fund" to mean the feeder fund and the Portfolio taken together. The Portfolio accepts investments from other feeder funds, and the feeder funds bear the Portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-
specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than any other feeder. Generally when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per Fund share. The Fund and The Prime Money Market Portfolio expect to maintain consistent objectives. If they do not, the Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund would then consider whether the Fund should hire its own investment manager, invest in a different master portfolio, or take other appropriate action.

  Should I invest in this Fund?

  This Fund may be suitable if you:

  Are seeking an opportunity to preserve
  capital in your investment portfolio

  Are uncomfortable with risk

  Are investing with a shorter time horizon in mind

  This Fund may not be suitable if you:

 Are investing for high current income

 Are seeking a moderate or high risk investment

 Are investing with a longer time horizon in mind

Portfolio Management of the Fund

J.P. Morgan Investment Management Inc. ("JPMIM"), formerly Morgan Guaranty Trust Company of New York ("Morgan"), is the investment manager to The
Prime Money Market Portfolio, the portfolio in which the Fund invests all of its assets. JPMIM has managed the Portfolio since October 1, 1998. Prior to that date, Morgan was the investment manager. JPMIM, located at 522 Fifth Avenue, New York, New York, was founded in 1913. As of December 31, 1999, JPMIM had assets under management of $349 billion. Mark Settles, Vice President, and John Donohue, Vice President, lead the portfolio management team. Mr. Settles and Mr. Donohue have each held various positions with JPMIM since 1994 and 1997, respectively. Prior to joining JPMIM, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman, Sachs & Co.

The Fund pays an annual management fee to JPMIM indirectly through its investment in the Portfolio. The Portfolio pays a management fee of 0.20% on the first $1 billion of the average daily net assets of the Portfolio and 0.10% of the average daily net assets in excess of $1 billion.

MANAGERSCHOICE

The ManagersChoicer Program

ManagersChoice is a unique, comprehensive investment program consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

Summary of the Program

ManagersChoice offers you:

 Access to institutional investment managers.

 Selection among these investment advisory firms based on continuous evaluation and monitoring to ensure that performance standards are met.

 Diversification of investment assets on three different levels:

          Level 1
          Within no-load mutual funds. Mutual funds offer you diversification of risk and reward by investing in a pool of securities.

          Level 2
          Among investment advisors. ManagersChoice models utilize multiple managers by asset class and style, allowing you to benefit from their varying perspectives.

          Level 3
          Among    asset   classes   and   investment   objectives,
          ManagersChoice provides you with portfolio strategies based on varying time, objective and risk parameters.

ManagersChoice is an asset allocation program which is only available through investment professionals. For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an Advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS

Other Securities and Investment Practices

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities
Each Fund may purchase restricted or illiquid securities.   Any securities
that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements
Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.


Foreign Securities
Each Fund may purchase foreign securities. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply, and errors and delays may occur in the settlement process for foreign securities.

International Exposure
Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

Initial Public Offerings
Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Defensive Investing
During unusual market conditions, each Fund may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

Derivatives
Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, and index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds
Each Fund may invest a limited portion of its total assets in high-yield bonds. High-yield bonds are debt securities rated below BBB- by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

     the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.


Short-Term Trading
Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them sell any security at any time it believes best, which may result in short-term trading.

When-Issued Securities
Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons
Each Fund may invest in zero (or step) coupons. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund, which is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate portfolio securities at a disadvantageous time.

A Few Words About Risk

In  the  normal  course of everyday life, each of us takes risk.   What  is
risk?   Risk  can be thought of as the likelihood of an event  turning  out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, there are a few principles from this example which are applicable to investing as well.

Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

Everybody's perception of reward is different; and

High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

The risk premium for any investment is the extra return, over the available risk-free return that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In Principal Risk Factors, the principal risks of investing in the Fund are detailed. The following are descriptions of some of the additional risks that the investment manager of the Fund may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Intelligence Risk     Intelligence risk is a term created by The Managers
               Funds LLC to describe the risks taken by mutual fund investors in hiring professional investment managers to invest assets. Investment managers evaluate investments relative to all of the above risks, among others, and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that investment managers may make poor decisions or use investment philosophies that turn out to be wrong.


Prepayment  Risk      Many bonds have call provisions which allow the
               debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

               Because of prepayment risk, most investors estimate the prepayments which they expect for a bond or portfolio and invest accordingly. Extension risk represents the possibility that as conditions change debtors will slow their capital payments thus extending the duration of the securities beyond expectations.


Reinvestment Risk     As debtors pay interest or return capital to
               investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

               Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.


Specific Risk This  is  the risk that any particular security will drop  in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

               An extension of specific risk is Sector (Industry) Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector (industry) risk, one would group the holdings of a portfolio into sectors or industries and observe the amounts invested in each. Again, diversification among industry groups will reduce sector (industry) risk but may also dilute potential returns.

About Your Investment

FINANCIAL HIGHLIGHTS

  The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund. It assumes reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Reports, which are available upon request. Because the Small Company Fund had not commenced operations as of the date of this Prospectus, there is no "Financial Highlights" for the Fund.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds.  Furthermore, you pay no charges to transfer within the Fund family or even to redeem out of the Funds.  The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (NYSE) is open for trading.  The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.  The Fund's NAV is calculated at the close of regular business of the NYSE, usually
4:00 p.m. Eastern Standard Time.

Securities traded in foreign markets may trade when the NYSE is closed.   Those securities are generally valued
at the closing of the exchange where they are primarily traded.  Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values.  If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.


Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars.  Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the
Fund or the Custodian bank will be accepted.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:
Managers					ManagersChoice

		Initial			Additional		 Initial			Additional
		Investment		Investment		Investment		Investment

Regular Accounts		$2,000			$100			$50,000		$500
Traditional IRA	    	500	 		  100		  	  50,000	 	  500
Roth IRA                   		 500	  	   	  100 		 	  50,000	 	  500
Education IRA	   	500	  		  100		 	  50,000	              500
SEP IRA	 	500	  		  100		 	  50,000	              500
SIMPLE IRA		500	  		  100		 	  50,000	              500

	    The Funds may, in their discretion, waive the minimum initial and additional investment amounts at any time.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

Managers

By Mail: 		 To open your account, complete and sign the appropriate application and make your check payable to The Managers Funds. Mail the check and account application to:

						The Managers Funds
						c/o BFDS, Inc.
						P.O. Box 8517
						Boston, MA 02266-8517

	 To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address.  Please include your account number and Fund name on the check.


By Telephone:	After establishing this option on your account, call a client service representative during normal business hours, 8 a.m. to 6 p.m. Eastern Standard  Time, at (800) 252-0682.

By Wire:	Call the Fund at (800) 252-0682.  Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers Funds A/C
9905-001-5, FBO shareholder name, account number and Fund name.  Please be aware that your bank may charge you a fee for this service.

ManagersChoice

By Mail:	To open your account, complete and sign the appropriate application and make your check payable to The Managers Funds. Mail the check and account application to:

					The Managers Funds
					c/o PFPC Brokerage Services, Inc.
					P.O. Box 61487
					King of Prussia, PA 19406-0897

To purchase additional shares, write a letter of instruction (or complete your investment stub).
Send a check and investment stub or written instructions to the above address.  Please include your account number and Portfolio name on the check.

By Telephone:	 After establishing this option on your account, call a client service representative during normal business hours, 9 a.m. to 5 p.m. Eastern Standard Time, at (800) 358-7668.

By Wire:	 Call the Fund at (800) 358-7668.  Instruct your bank to wire the money to Mellon
Bank; ABA #011001234; BFN-The Managers Funds A/C 04-5810, FBO shareholder name, account number and Portfolio name.  Please be aware that your bank may charge you a fee for this service.

*A redemption made within 15 days of a purchase made by check may be delayed if such check has not cleared.

Through Broker-Dealers and Other Financial Intermediaries:
It is important to keep in mind that if you invest through a third-party such as a bank, broker-dealer or other fund distribution organizations rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this material.  The Funds also participate in No-Transaction Fee programs with many national brokerage firms, and may pay fees to these firms for participation in such programs.

HOW TO REDEEM SHARES

You may sell your shares at any time.  Your shares will be sold at the NAV next calculated after the
 Funds' Transfer Agent receives your order.  Orders received after the close of regular business of the
NYSE (usually 4:00 p.m. Eastern Standard Time) will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Redemptions of $25,000 or more require a signature guarantee or Medallion Guarantee.
 A signature guarantee and a Medallion Guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee or a Medallion
Guarantee. In joint accounts, both signatures must be guaranteed.


Managers

By Mail:	 Write a letter of instruction containing:
					- the name of the Fund(s)
					- the account number(s)
					- dollar amount or number of shares to be redeemed
					- the name(s) on the account
					- the signature(s) of all account owners
					- your daytime telephone number

   and mail the written instructions to The Managers Funds, c/o Boston Financial Data
  Services, Inc., P.O. Box 8517, Boston, MA 02266-8517.


By Telephone:	 After establishing this option on your account, call a client service representative during normal business hours, 8 a.m. to 6 p.m. Eastern Standard Time, at (800) 252-0682.

	 Telephone redemptions are available only for redemptions which are below $25,000.


ManagersChoice

By Mail:	Write a letter of instruction containing:
				- the name of the Portfolio(s)
				- the account number(s)
				- dollar amount or number of shares to be redeemed
				- the name(s) on the account
				- the signature(s) of all account owners
				- your daytime telephone number

and mail the written instructions to The Managers Funds, c/o PFPC Brokerage Services, Inc.,
P.O. Box 61487, King of Prussia, PA  19406-0897.

By Telephone:  After establishing this option on your account, call a client service   representative
during normal business hours, 9 a.m. to  5 p.m. Eastern Standard Time, at (800) 358-7668.

		 Telephone redemptions are available only for redemptions which are below $25,000 per
Fund or $100,000 per Portfolio.

INVESTOR SERVICES

Automatic Investments		Allows you to make automatic purchases of $100 per Fund directly from a designated bank account.

Automatic Reinvestment Plan	Allows your dividends and capital gain distribution to be reinvested in additional shares of any
Fund in the Fund family.  You can elect to receive dividends in cash.

Automatic Withdrawal Plan		Allows you to make automatic monthly withdrawals of $100 or more per Fund.  Withdrawals by check are normally completed on the 25th day of each month.  If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Checkwriting Privileges	Available to investors in the Money Market Fund.  Call us at (800) 835-3879 for more information.
This privilege is not available for ManagersChoice shareholders.

Exchange Privilege		Allows you to exchange your shares of the Funds for shares of any of our Funds.  There is no fee associated with this privilege.  Be sure to read the Prospectus for any Fund that you are exchanging into.  You can request your exchange in writing, by telephone (if elected on the application) or through your investment advisor, bank or investment professional.  This privilege is not available for ManagersChoice shareholders.

     Individual Retirement 	Available to you at no additional cost.  Call us at (800) 835-3879 for more
     Accounts		information and an IRA kit.

    ManagersChoice
    Statement Fee		An annual fee of $35.00 will be deducted from any ManagersChoice account that is less than $250,000.

    Systematic Exchange Plan	Allows you to make automatic monthly exchanges from one Fund to any of our Funds.
Exchanges are completed on the 15th day of each month.  Be sure to read the current Prospectus for any Fund that you are exchanging into.  There is no fee associated with this service.  If the 15th day of any month is a weekend or holiday, the exchange will be completed on the next business day.

Systematic Purchase Plan		Allows you to make automatic monthly deposits of $500 or more per ManagersChoice
Portfolio directly from a designated bank account.

Systematic Withdrawal Plan	Allows you to make automatic monthly withdrawals of $500 or more per ManagersChoice
Portfolio.  Withdrawals by check are normally completed on the 25th  day of each month.  If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day

THE FUNDS AND THEIR POLICIES

The Funds reserve the right to:

		redeem the balance of an account if the value of the account falls below $500 due to redemptions;

		suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

			change its minimum investment amounts;

		delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

		make a redemption-in-kind (a payment in portfolio securities instead of in cash) if we determine that a redemption is too large and/or may cause harm to the Fund and its shareholders;

		refuse any purchase or exchange request if we determine that such request could adversely affect the
Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion);

			after prior warning and notification, close an account due to excessive trading; and

		impose exchange or redemption fees or otherwise change the terms of your exchange privileges.


ACCOUNT STATEMENTS

	You will receive quarterly and yearly statements detailing your account activity.
All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that are received on their account, whether taken in cash or additional shares.  You will also receive confirmations after each trade executed in your account.


DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Equity Funds, with the exception of the
Income Equity Fund, are normally declared and paid annually.  Income dividends, if any, for the Income Equity Fund are normally declared and paid quarterly.  Capital gain distributions, if any, for each of the Equity Funds are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly.  Income dividends, if any, for the Global Bond Fund are normally declared and paid annually.  Capital gain distributions, if any, for each of the Income
 Funds are normally declared and paid annually in December.

Income dividends and capital gain distributions, if any, for the Money Market Fund are normally declared daily and paid monthly on the third to the last business day.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise.  You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus.
You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares.  An exchange of a Fund's shares for shares of another Fund will be treated as a sale of a Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares.  When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

			 fail to provide a social security number or taxpayer identification number;

		 fail to certify that their social security number or taxpayer identification number is correct; 	or

		  fail to certify that they are exempt from withholding\



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